DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT

This agreement, dated 29 August 2001 (the "Effective Date"), is made and entered into by and between DF3 Technologies LLC, a Nevada limited liability company ("DF3 Technologies") and Filtering Associates, Inc. a Nevada corporation ("Reseller"), all subject to the attached Standard Reseller Terms and the following:

1. Appointment. Subject to the provisions of this Agreement, DF3 Technologies hereby appoints Reseller as a nonexclusive Reseller of the Products during the Term (as defined below). DF3 Technologies may, at its sole option, appoint other Resellers of the Products at any time during the Term and reserves the right to license the Products directly or indirectly to end-users and distributors for sublicensing in the Territory.
     Initial: /s/ NH

2. License. Subject to the limitations set forth in this Agreement, DF3 Technologies hereby grants to Reseller a nonexclusive, nontransferable license, during the Term of this Agreement, to market and directly distribute the Products, to end-users. Unless otherwise agreed in writing by DF3 Technologies, Reseller will distribute the Products only in their original, unopened packages as received from DF3 Technologies.
     Initial: /s/ NH

3. Limitations on Use. Paragraph 2 sets forth the entirety of Reseller's rights to use, market, sublicense, distribute and otherwise deal with the Products. DF3 Technologies reserves any rights not expressly granted to Reseller n this Agreement. Without limiting the foregoing, Reseller will not, directly or through others; (a) market or sell, license, distribute, lend, rent, give, assign, or otherwise transfer or dispose of the Products or otherwise commercially exploit the Products except as expressly authorized in paragraph 2; (b) copy or repackage the Products; (c) modify the Products or translate or port the Products into another computer or human language; (d) disassemble, reverse engineer or decompile the Products or otherwise attempt to discover any portion of the source code or trade secrets related to the Products; (e) electronically distribute Products in any manner (including, without limitation, by telephone, cable or broadcast signals), or market Products by way of interactive cable, Intranet, Internet, or multi-user local area network machines; (f) sell, lend or transfer separately from the distribution of Products or otherwise sublicense or purport to sublicense to any third party any of the rights granted under paragraph 2. Initial: /s/ NH

4. Term. The term of this Agreement (the "Term") will commence as of the Effective Date and will end unless sooner terminated in accordance with the Standard Reseller Terms, upon the first anniversary of the Effective Date; provided, that the Term will automatically be extended for the period from the first anniversary of the Effective Date until the second anniversary of the Effective Date unless sooner terminated in accordance with the Standard Reseller Terms. * See Commission Schedule (Exhibit B) for detailed commission terms.
     Initial: /s/ NH


5. Entire Agreement. This Agreement includes and is subject to the provisions of DF3 Technologies Standard Reseller Terms and Exhibit A (Reseller Pricing) thereto (each attached hereto and by this reference incorporated into and made a part of this Agreement). This Agreement sets forth the entire agreement between Reseller and DF3 Technologies, and supercedes any and all prior agreements between them, related to the subject matter hereof. No amendment of any of the provisions of this Agreement will be valid unless set forth in writing and signed by both parties.
     Initial: /s/ NH

     Filtering Associates, Inc.:       DF3 Technologies LLC:

     /s/ Natalie Hoss                  /s/ Richard Kavadas
     -------------------------------   -----------------------------------
     By: Natalie Hoss                  By: Richard Kavadas
     -------------------------------   -----------------------------------
     Title: President and Secretary    Title: CEO
     -------------------------------   -----------------------------------
     Date Signed: 29 August 2001       Date Signed: 8-29-01
     -------------------------------   -----------------------------------
     Address: 5109 River Ave, Ste A    Address: 24442 Ave. 220
     -------------------------------   -----------------------------------
              Newport Beach, CA 92663           Lindsay, CA 93247
     -------------------------------   -----------------------------------
     Initial: /s/ NH
     ----------------

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT



                             STANDARD RESELLER TERMS


These terms are part of the Reseller Agreement between DF3 Technologies Inc. ("DF3 Technologies") and Reseller (along with Exhibit A hereto, collectively, the "Agreement"). Terms defined in the Reseller agreement will have the same meaning when used herein.

1.   Orders.

        (a). Reseller may place orders for the Products, upon the prices and terms set forth on Exhibit A hereto, by submitting to DF3 Technologies a written order for the same. All orders will be subject to acceptance by DF3 in its sole discretion, and will not be binding until the earlier of written acceptance or shipment and, in the case of acceptance by shipment, only as to the portion of the order actually shipped.
        Initial: /s/ NH

        (b). DF3 Technologies reserves the right to cancel any orders accepted by DF3 Technologies as set forth above, or to refuse or delay shipment, if Reseller fails to comply with this Agreement. DF3 Technologies also reserves the right to discontinue the publications, manufacture or distribution of any Products at any time, and to cancel any orders for discontinued Products without liability to Reseller. No such cancellation, refusal or delay will be deemed a termination (unless DF3 Technologies so advises Reseller) or breach of this Agreement by DF3 Technologies.
        Initial: /s/ NH

        (c). Reseller shall inspect all Products immediately upon delivery and shall give written notice to DF3 within five (5) days of the date of delivery of any claim that Products do not confirm to the effective terms of the order. If Reseller shall fail to give such notice, Reseller shall be deemed to have accepted the same and shall be bound to pay for the same in accordance with the terms of this Agreement. Reseller hereby expressly waives any right it may have to revoke acceptance after the expiration of such five (5) day period.
        Initial: /s/ NH

2.   Shipment.

     DF3 Technologies will deliver Products ordered by Reseller FOB DF3 Technologies's Shipping location as determined by DF3 Technologies from time to time. Risk of loss and damage will pass to Reseller upon delivery to the carrier. Reseller will reimburse DF3 Technologies for all shipping charges, premiums for freight insurance, inspection fees, duties, and other costs incurred by DF3 Technologies to transport the Products to the shipping destination.
     Initial: /s/ NH

3.   Resale.

     Reseller represents that all Products acquired under this Agreement are acquired solely for demonstration, licensing and distribution to end-users without intervening use by Reseller. Reseller acknowledges that the fees set forth in this Agreement have been established in reliance upon such representation and that different fees may apply to any Products acquired for any other purpose.
     Initial: /s/ NH

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT



4.   Reseller Obligations.

     During the Term, Reseller will (a) use its best efforts to market, distribute and service the Products to and for end-users; (b) offer a representative line of Products at each location at which Reseller sells any software for demonstration to potential buyers, and maintain at such locations computing equipment that will run the Products for demonstrations to potential end-users and will have designated staff trained to demonstrate the Products; (c) have designated staff capable of providing skilled instruction to potential end-users with respect to the technical specifications, features, capabilities and installation of Products; (d) conduct business in a manner that reflects favorably at all times on the name, goodwill and reputation of DF3 Technologies and its licensors; (e) avoid deceptive, misleading or unethical representations with the respect to DF3 Technologies and the Products; (f) provide DF3 Technologies with same copies of any promotional materials prior to their distribution to the public; (g) make no representations, warranties, or guarantees to end-users or other third parties with respect to technical specifications, features or capabilities of Products that are not consistent with any documentation distributed by DF3 Technologies; (h) distribute Products only in the form provided by DF3 Technologies and not alter the Product packaging, enclosed end-user license agreement (the "End-User License Agreement"), or associated warranties or disclaimers; (i) diligently enforce the terms of each End-user License Agreement; Initial: /s/ NH

     (j) Promptly notify DF3 Technologies in writing of any claimed or suspected defects which come to Reseller's attention; (k) provide pre-sale and after sale instruction and technical advice to prospective and actual Product purchasers.
     Initial: /s/ NH

5.   Independent Contractor.

     Reseller is an independent contractor, not an employee, agent or franchisee of DF3 Technologies. Reseller will not represent or hold itself out as an employee, agent or franchisee of DF3 Technologies. Reseller will not be entitled to and will not attempt to create or assume any obligations, express or implied, on behalf of DF3. This Agreement will not be interpreted or construed as creating or evidencing any association, joint venture or partnership among the parties or as imposing any partnership obligation or liability on any party.
     Initial: /s/ NH

6.   Compliance with Laws.

     In performing this Agreement, Reseller will comply with all applicable rules, laws, regulation, industry standards and other requirements, now or hereafter in effect, in the USA.
     Initial: /s/ NH

7.   Governmental Approvals.

     Reseller will obtain at its expense all licenses, permits and other governmental approvals, will provide all notices, and will pay all duties, taxes and other charges required for the license, export, re-export and import of the Products distributed by Reseller; the license of the Products distributed by Reseller; and the implementation of this Agreement.
     Initial: /s/ NH

8.   License Fees.

     Reseller will pay DF3 Technologies for each Product unit Reseller orders at the applicable price set forth on Exhibit A (as the same may be revised from time to time by DF3 Technologies). DF3 Technologies may change its prices at any time by written notice to Reseller. Reseller will pay all amounts payable to DF3 Technologies under this Agreement in the lawful money of the U.S. within thirty (30) days of DF3 Technologies's invoice date at DF3 Technologies's address set forth on the signature page of this Agreement or at such other place as DF3 Technologies may designate from time to time. * Must pay DF3 before release of product, unless prior authorization from DF3 management.
     Initial: /s/ NH

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT


9.   Payment Terms.

     All payment terms specified in or under this Agreement will be subject to DF3 Technologies's continuing approval, which may be revoked, made subject to revised conditions or otherwise revised from time to time by DF3 Technologies at its sole discretion. All initial purchases will be prepaid.
     Initial: /s/ NH

10.  Taxes:  Interest.

     The compensation provided for in this Agreement does not include any duties, taxes, fees or other similar amounts assessed or imposed by governmental authorities. Reseller will pay or reimburse DF3 Technologies for all such amounts. Any license fees or other amounts not paid when due will be subject to finance charges of one and one-half percent (1.5%) per month or the highest rate permitted by applicable usury law, whichever is less. Payment of such finance charges will not excuse or cure Reseller's default for late payment.
     Initial: /s/ NH

11.  Reports and Audit.

     (a) Reseller will provide DF3 Technologies, within five (5) days prior to the end of each calendar month in the quarter, with sales forecasts for the upcoming calendar month, along with reports detailing, (I) by title, the number of Products provided to end-users during the preceding calendar month: (II) the names and addresses of each end-user; (III) the type of license and number of end-users permitted under such license, (IV) in addition, Reseller will promptly furnish DF3 Technologies such additional information regarding its activities under this Agreement as DF3 Technologies may request.
     Initial: /s/ NH

     (b) Reseller agrees to maintain complete and accurate records regarding the sale of Products by Reseller during the Term and for a period of one year thereafter. DF3 Technologies shall have the right at its option, to appoint an independent third party auditor to examine Reseller's records not more than once in every consecutive twelve (12) month period, to verify Reseller's compliance with the terms of this Agreement. Any such examination shall be at DF3 Technologies's expense unless the results reveal a non-compliance by Reseller in which case the examination shall be at the expense of Reseller. During the course of any examination, Reseller may be required to provide the auditor with the names of end-users who have purchased Products: however, the auditor will be neither required nor permitted to provide these names to DF3 Technologies, and Reseller will not be required to provide DF3 Technologies with the names of its clients.
     Initial: /s/ NH

12.  Termination.

     Either party may terminate this Agreement, with or without cause upon not less than thirty (30) days prior written notice to the other party. In addition: (a) DF3 Technologies may terminate the Agreement immediately by giving Reseller written notice of termination if Reseller is in material breach under any of the provisions of this Agreement: and, (b) this Agreement will terminate automatically and immediately upon expiration or termination of the Agreement. DF3 Technologies will not be liable to Reseller for damages of any kind, including, but not limited to, incidental or consequential damages, on account of the termination of the Agreement. Reseller waives any right it may have to receive compensation upon termination of this agreement.
     Initial: /s/ NH

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT


13.  Effect of Termination.

     Upon the expiration or termination, Reseller will immediately: (a) cease to reproduce, market, sublicense and distribute the Products and cease use of all names, trademarks, logos and other indicia of DF3 Technologies; and (b) pay to DF3 Technologies all sums then owed to DF3 Technologies hereunder (including, without limitation, for Product shipped hereunder). In addition, Reseller will, within twenty (20) days following the expiration or termination, return to DF3 Technologies any and all (a) demonstration Products provided to Reseller; (b) Products not already paid for in full by Reseller; (c) promotional literature, data, information ad other items received by Reseller under this Agreement; and (d) copies of any sales or service records reDF3ed by DF3 Technologies. Upon the expiration or termination, the license granted under this Agreement will terminate.
     Initial: /s/ NH

14. Proprietary Rights.

     The Products involves valuable copyright, trade secret and other proprietary rights of DF3 Technologies. No title to or ownership of any products, or the copyright, trademark, trade secret or other proprietary rights to any Products, is transferred to Reseller under this Agreement. Reseller will not infringe, violate or contest, and will take appropriate steps and precautions (and in any event, no less than reasonable steps and precautions) and cooperate with DF3 Technologies as reDF3ed to protect, such proprietary rights. Reseller will not alter, erase, remove, obscure or deface any DF3 Technologies name, trade name or logo or any notice of copyright, trademark, U. S. government restricted rights or other proprietary right notice appearing in or on the Products.
     Initial: /s/ NH

15.  Trademarks. (Training CDs)

     DF3 Technologies reserves all trademarks used in association with the Product but hereby grants to Reseller the nonexclusive right to use such trademarks during the Term of this Agreement, in accordance with the trademark usage guidelines established by DF3 Technologies from time to time, solely to identify the Products in connection with Reseller's marketing and sublicensing of the Products to end-users in the Territory. Upon request, Reseller will submit all advertisement copy and other materials using any of DF3 Technologies trademarks, trade names, logos or other identifiers to DF3 Technologies for its advance approval. Without DF3 Technologies prior written consent, Reseller will not attach any logos, trademarks or trade designations to any products in connection with any promotional marketing or other activity. DF3 Technologies agrees to make available to Reseller for use as permitted hereunder such advertising and promotional materials, as DF3 Technologies deems suitable.
     Initial: /s/ NH

16.  No Development of Competing Products.

     Reseller shall not, directly or indirectly, along or in conjunction with any third party, develop or have developed any instructor led or computer based training products which are competitive with the Products, during the Term, or market any such product developed by or for Reseller for a period of six (6) months from the date DF3 Technologies ceases to distribute Products. Products that are competitive with the Products include those that cover the same subject matter and have similar features as the Products. If the Agreement is terminated by DF3 Technologies without cause pursuant to Section 15.1(d) thereof, DF3 Technologies will so notify Reseller, and the period during which Reseller shall not market any competitive products developed by or for it shall end on the effective date of termination of the Term. Reseller acknowledges that these restrictions will not deprive Reseller of an opportunity to earn a living or make a profit. This paragraph 16 shall not operate so as to prohibit Reseller from m marketing competitive products except as expressly provided above.
     Initial: /s/ NH

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT


17.  Protection of Code.

     Reseller will use its best efforts to prevent unauthorized use of the Products by any person or entity directly or indirectly acquiring Products by, through or under Reseller. Reseller will notify DF3 Technologies of any such unauthorized use immediately after Reseller becomes aware of it, and will take all steps reasonably necessary to terminate such unauthorized use. Reseller will immediately notify DF3 Technologies of any legal proceeding initiated by Reseller in connection with such unauthorized use.
     Initial: /s/ NH

18.  Nondisclosure.

     The Products and any information received by Reseller in performance of this Agreement relating to the business affairs, Customers, markets, finances, methods, products, technology, trade secrets or proprietary rights of DF3 Technologies will be treated as confidential and proprietary information of DF3 Technologies. Reseller will not disclose such information, unless the information is in the public domain at the time of disclosure through no fault of Reseller or DF3 Technologies consents to the disclosure in writing.
     Initial: /s/ NH

19.  Warranty.

     DF3 Technologies warrants that all Products will be free from defects in materials and workmanship according to manufacture's warranty from the date of delivery by DF3 Technologies to Reseller.
     Initial: /s/ NH

20.  Disclaimer.

     The warranty of DF3 Technologies and the remedy of Reseller set forth in paragraph 19 is exclusive in substitution for, and Reseller hereby waives, releases and disclaims all other warranties, obligations and liabilities of DF3 Technologies and all other rights, remedies and claims of Reseller, express or implied, arising by law or otherwise, with respect to any defect, deficiency or nonconformity in any software or other item furnished by or on behalf of DF3 Technologies under this Agreement, including, by not limited to, any: (a) implied warranty of merchantability or fitness for a particular purpose; (b) implied warranty arising from course of dealing or usage of trade; (c) implied warranty of non-infringement; and (d) claim in tort (including negligence).
     Initial: /s/ NH

21.  Product Support.

     DF3 Technologies's warranties under this Agreement are solely for the benefit of Reseller and may be asserted only by Reseller and not by any customer of Reseller. Reseller will be solely responsible for any maintenance, warranty or other support for and any representations or warranties made to any customer with respect to the Products or services of Reseller. During each year of the Term, DF3 Technologies will provide, without charge, telephone support to one (1) designated employee of Reseller with respect to technical and marketing aspects of the Product.
     Initial: /s/ NH

22.  Reseller Indemnity.

     Except to the extent inconsistent with paragraph 19, Reseller releases and will defend and hold harmless DF3 Technologies and its officers, directors, employees, agents and representatives from any and all claims, losses, damages, liens, liabilities, costs and expenses (including, but not limited to, reasonable attorneys' fees) arising out of or in connection with: (a) Reseller's or any customer's use and sublicensing of the Products and products and services of Reseller, and (b) any acts or omissions of Reseller or its customers.
     Initial: /s/ NH

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT


23.  Limitations of Liability.

     DF3 Technologies's aggregate liability under this Agreement or with regard to any Products or other items to Reseller or any third party will in no event exceed the compensation paid to DF3 Technologies under this Agreement during the twelve (12) months period preceding the first claims by, through or under Reseller attempting to impose such liability.
     Initial: /s/ NH

24.  Consequential Damages.

     Reseller or in no event will DF3 Technologies be liable, whether in contract, warranty, tort or other theory, to any customer of Reseller, end user or other persons or entity for the cost of cover or for any indirect, incidental, special or consequential damages arising out of its performance or nonperformance of this Agreement or the use of, inability to use or results of use of the Products, even if DF3 Technologies has been advised of the possibility of such damages.
     Initial: /s/ NH

25.  Non-waiver.

     No failure by either party to insist upon or enforce strict performance of any of the provisions hereof or to exercise any rights or remedies hereunder will be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provisions, rights or remedies in that or any other instance: rather, the same will be and remain in full force and effect.
     Initial: /s/ NH

26.  Assignment.

     Reseller will not assign or delegate all or any part of this Agreement or of its rights or duties hereunder (voluntarily, involuntarily, by operation of law or otherwise) without the prior written consent of DF3 Technologies. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
     Initial: /s/ NH

27.  Survival.

     Paragraphs 3, 4(g), 4(I), 5, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19,
     20, 21, 22, 23, 24, 25, 27 and 29, together with all other provisions of this Agreement which may reasonably be interpreted or construed as surviving the expiration or termination of the Term.
     Initial: /s/ NH

28.  Notices.

     Any notice or other communication under this Agreement given by either party to the other will be in writing and delivered either (a) in person or by first class, registered or certified mail, return receipt requested, postage prepaid or (b) by facsimile and then acknowledged as received by return facsimile by the intended recipient. Notices will be directed to the intended recipient at the address specified on the signature page of the Agreement. Either party may change its address by so notifying the other party in accordance with this paragraph.
     Initial: /s/ NH

                             DF3 TECHNOLOGIES, LLC
                               RESELLER AGREEMENT


29.  Applicable Law.

     This Agreement will be interpreted and enforced in accordance with the laws of the State of Nevada.



     Filtering Associates, Inc.:       DF3 Technologies LLC:

     /s/ Natalie Hoss                  /s/ Richard Kavadas
     -------------------------------   -----------------------------------
     By: Natalie Hoss                  By: Richard Kavadas
     -------------------------------   -----------------------------------
     Title: President and Secretary    Title: CEO
     -------------------------------   -----------------------------------
     Date Signed: 29 August 2001       Date Signed: 8-29-01
     -------------------------------   -----------------------------------
     Address: 5109 River Ave, Ste A    Address: 24442 Ave. 220
     -------------------------------   -----------------------------------
              Newport Beach, CA 92663           Lindsay, CA 93247
     -------------------------------   -----------------------------------
     Initial: /s/ NH
     ----------------

================================================================================
================================================================================


DF3 Filtering Price List       www.df3technologies.com        Tel: 559.784.4240
                               -----------------------

                                July 2001 v. 2.21

Part #            Qty.     Product Description                          `Price

CLIENT VERSION

-------------------------------------------------------------------------------
XC-304                     X-Stop Client for Windows 95/98/NT Program Disk                               -
-------------------------------------------------------------------------------
XL-CLIENT                  X-Stop Client for Windows 95/98/NT(annual update)                         80.00
XL-CLIENT-10               X-Stop Client for Windows 95/98/NT(annual update) 10 license pk.         667.00
XL-CLIENT-25               X-Stop Client for Windows 95/98/NT(annual update) 25 license pk.       1,533.00
XL-CLIENT-50               X-Stop Client for Windows 95/98/NT(annual update) 50 license pk.       2,800.00
XL-CLIENT-100              X-Stop Client for Windows 95/98/NT(annual update) 100 license pk.      5,067.00

XLM (Program disk price included in the annual license fee)
-------------------------------------------------------------------------------
XLMD-MS40                  8e6 XLM for Microsoft NT Proxy Program Disk
-------------------------------------------------------------------------------
XLMD-MSISA                 8e6 XLM for Microsoft ISA Program Disk
-------------------------------------------------------------------------------
XLMD-CPFW 8e6 XLM for Check Point Firewall-1 Program Disk
XLMD-LMF 8e6 XLM for Lucent Managed Firewall (Avaya) Program Disk
XLMD-REC 8e6 XLM for Raptor/Axent Firewall (Symentac) - EC Program Disk XLMD-XSOEM 8e6 X-Server SDK OEM (NT/Unix)Program Disk
-------------------------------------------------------------------------------
XLM-50                     8e6 XLM 50 users annual license             1,327.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
XLM-100           8e6 XLM 100 users annual license                     2,527.00
-------------------------------------------------------------------------------
XLM-250           8e6 XLM 250 users annual license                     5,060.00
XLM-500           8e6 XLM 500 users annual license                     6,660.00
XLM-1000                   8e6 XLM 1000 users annual license          12,660.00
XLM-2500                   8e6 XLM 2500 users annual license          15,833.00
XLM-5000                   8e6 XLM 5000 users annual license          30,556.00
XLM-10000                  8e6 XLM 10000 users annual license         44,737.00
XLM-Unlimited              8e6 XLM Unlimited users annual license      Call>>>

VOLERA EXCELERATOR LIBRARY UPDATE SERVICE
--------------------------------------------------------------------------------
XL-ICS-50        X-Stop for Volera Excellerator (ICS) 50 users annual license            1,327.00
--------------------------------------------------------------------------------
XL-ICS-100       X-Stop for Volera Excellerator (ICS) 100 users annual license           2,527.00
XL-ICS-250       X-Stop for Volera Excellerator (ICS) 250 users annual license           5,060.00
XL-ICS-500       X-Stop for Volera Excellerator (ICS) 500 users annual license           6,660.00
XL-ICS-1000      X-Stop for Volera Excellerator (ICS) 1000 users annual license          12,660.00
XL-ICS-2500      X-Stop for Volera Excellerator (ICS) 2500 users annual license          15,833.00
XL-ICS-5000      X-Stop for Volera Excellerator (ICS) 5000 users annual license          30,556.00
XL-ICS-10000     X-Stop for Volera Excellerator (ICS) 10000 users annual license         44,737.00
XL-ICS-U         X-Stop for Volera Excellerator (ICS) Unlimited users annual license     Call>>>

X-STOP R SERIES SERVERS SOLUTION PACKAGE 500 USERS
-------------------------------------------------------------------------------
XL-R2000-500      1        X-Stop R2000 Annual License Package for 500 users             6,660.00
-------------------------------------------------------------------------------
XS-R2000          1        X-Stop R2000 Internet Access Management Server                Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 1000 USERS
-------------------------------------------------------------------------------
XL-R2000-1000     1        X-Stop R2000 Annual License Package for 1000 users            12,660.00
-------------------------------------------------------------------------------
XS-R2000          1        X-Stop R2000 Internet Access Management Server                Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 2500 USERS
-------------------------------------------------------------------------------
XL-R2000-2500     1        X-Stop R2000 Annual License Package for 2500 users            15,833.00
-------------------------------------------------------------------------------
XS-R2000          1        X-Stop R2000 Internet Access Management Server                Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 5000 USERS
-------------------------------------------------------------------------------
XL-R2000-5000     1        X-Stop R2000 Annual License Package for 5000 users            30,556.00
-------------------------------------------------------------------------------
XS-R2000          1        X-Stop R2000 Internet Access Management Server                Included

DF3 Filtering Price List       www.df3technologies.com        Tel: 559.784.4240
                               -----------------------

X-STOP R SERIES SERVERS SOLUTION PACKAGE 10000 USERS
-------------------------------------------------------------------------------
XL-R2000-10000    1        X-Stop R2000 Annual License Package for 10000 users           44,737.00
-------------------------------------------------------------------------------
XS-R2000          1        X-Stop R2000 Internet Access Management Server                Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 25000 USERS
-------------------------------------------------------------------------------
XL-R2000-25000    1        X-Stop R2000 Annual License Package for 25000 users           98,684.00
-------------------------------------------------------------------------------
XS-R2000          2        X-Stop R2000 Internet Access Management Server                Included
XS-ER             1        Enterprise Reporter for R2000                                 Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 50000 USERS
-------------------------------------------------------------------------------
XL-R2000-50000    1        X-Stop R2000 Annual License Package for 50000 users           197,368.00
-------------------------------------------------------------------------------

XS-R2000          2        X-Stop R2000 Internet Access Management Server
Included
XS-ER             1        Enterprise Reporter for R2000               Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 50000+ USERS                  Call >>>

ADDITIONAL R2000 SERVERS
-------------------------------------------------------------------------------
XS-R2000      1   X-Stop R2000 Internet Access Manager Server         12,800.00
-------------------------------------------------------------------------------
XS-R2000L     1   X-Stop R2000L Internet Access Manager Server         7,395.00

MUDCRAWLER WHITE LIST LIBRARY UPDATE SERVICE
-------------------------------------------------------------------------------
XL-RWL X-Stop R Servers White List Annual Library update               2,400.00
-------------------------------------------------------------------------------
XL-XWL X-Stop XLM White List Annual Library update                     1,200.00

R2000 ENTERPRISE REPORTER
-------------------------------------------------------------------------------
XS-ER         1     Enterprise Reporter for R2000 (0-500 users)        3,328.00
-------------------------------------------------------------------------------
XS-ER-500     1     Enterprise Reporter for R2000 (500-2501 users)     4,439.00
XS-ER-2500    1     Enterprise Reporter for R2000 (2500-5001 users)    5,550.00
XS-ER-5000    1     Enterprise Reporter for R2000 (5001-10000 users)   8,883.00
XS-ER-10000   1     Enterprise Reporter for R2000 (10000+ users)      11,105.00

X-STOP SPAM FILTER
-------------------------------------------------------------------------------
XS-ES2000         1        X-Stop ES2000 Email/Spam filter                    -
-------------------------------------------------------------------------------
XS-ES2000-100   X-Stop ES2000 Email/Spam filter license(100 users)     5,550.00
XS-ES2000-250   X-Stop ES2000 Email/Spam filter license(250 users)     6,661.00
XS-ES2000-500   X-Stop ES2000 Email/Spam filter license(500 users)     9,444.00
XS-ES2000-1000  X-Stop ES2000 Email/Spam filter license(1000 users)   13,111.00
XS-ES2000-2500  X-Stop ES2000 Email/Spam filter license(2500 users)   16,611.00
XS-ES2000-5000  X-Stop ES2000 Email/Spam filter license(5000 users)   21,106.00

Server Upgrade
-------------------------------------------------------------------------------
XSU-SH-R6                  Shadow -> R6(HD, 128mb)                       899.00
-------------------------------------------------------------------------------
XSU-SH-R2000               Shadow -> R2000(HD, 128mb, NIC)             7,804.00
XSU-R3-R6                  R3 -> R6(HD, 128mb)                         3,700.00
XSU-R3-R2000               R3 -> R2000(HD, 128mb, NIC)                 7,804.00
XSU-R6-R2000               R6 -> R2000(HD)                             4,104.00
Server Parts
-------------------------------------------------------------------------------
XS-HD300     X-Stop R Series Server Hard Disk Drive (30GB)               899.00
-------------------------------------------------------------------------------
XS-NC100   X-Stop R Series Server 10/100mbps Network Interface Card       159.00
XS-NC10    X-Stop R Series Server 10mbps Network Interface Card            99.00
XS-NCTR4   X-Stop R Series Server 4/16 Token Ring Network Interface Card  389.00
XS-RM64    X-Stop R Series Server 64 MB memory                            139.00
XS-RM128   X-Stop R Series Server 128 MB memory                           199.00
XS-PS      X-Stop R Series Server Power Supply 110/220V                    99.00

DF3 Filtering Price List       www.df3technologies.com        Tel: 559.784.4240
                               -----------------------


Warranty and Support Service
-------------------------------------------------------------------------------
XS-WS1    Extended warranty, 2nd year parts warranty service      15% of  price
-------------------------------------------------------------------------------
XS-WS2   Extended warranty, 3rd year parts warranty service       20% of  price
XS-SS1   Annual technical support service contract                 10% of price
XS-SS2   Technical support/ maintenance/ installation (hourly)           175.00





===============================================================================
===============================================================================

DF3 Filtering Price List       www.df3technologies.com         Tel: 559.784.4240
                               -----------------------
                                July 2001 v. 2.21

Part #            Qty.     Product Description                                           Price

CLIENT VERSION
-----------------------------------------------------------------------------------------------
XC-304          X-Stop Client for Windows 95/98/NT Program Disk                               -
-----------------------------------------------------------------------------------------------
XL-CLIENT       X-Stop Client for Windows 95/98/NT(annual update)                         64.00
XL-CLIENT-10    X-Stop Client for Windows 95/98/NT(annual update) 10 license pk.         533.00
XL-CLIENT-25    X-Stop Client for Windows 95/98/NT(annual update) 25 license pk.       1,227.00
XL-CLIENT-50    X-Stop Client for Windows 95/98/NT(annual update) 50 license pk.       2,240.00
XL-CLIENT-100   X-Stop Client for Windows 95/98/NT(annual update) 100 license pk.      4,053.00

XLM (Program disk price included in the annual license fee)
--------------------------------------------------------------------------------
XLMD-MS40                  8e6 XLM for Microsoft NT Proxy Program Disk
--------------------------------------------------------------------------------
XLMD-MSISA                 8e6 XLM for Microsoft ISA Program Disk
--------------------------------------------------------------------------------
XLMD-CPFW 8e6 XLM for Check Point Firewall-1 Program Disk
XLMD-LMF 8e6 XLM for Lucent Managed Firewall (Avaya) Program Disk
XLMD-REC 8e6 XLM for Raptor/Axent Firewall (Symentac) - EC Program Disk XLMD-XSOEM 8e6 X-Server SDK OEM (NT/Unix) Program Disk
--------------------------------------------------------------------------------
XLM-50            8e6 XLM 50 users annual license                      1,061.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XLM-100           8e6 XLM 100 users annual license                     2,021.00
--------------------------------------------------------------------------------
XLM-250           8e6 XLM 250 users annual license                     4,048.00
XLM-500           8e6 XLM 500 users annual license                     5,328.00
XLM-1000          8e6 XLM 1000 users annual license                   10,128.00
XLM-2500          8e6 XLM 2500 users annual license                   12,667.00
XLM-5000          8e6 XLM 5000 users annual license                   24,444.00
XLM-10000         8e6 XLM 10000 users annual license                  35,789.00
XLM-Unlimited     8e6 XLM Unlimited users annual license                Call>>>

VOLERA EXCELERATOR LIBRARY UPDATE SERVICE

--------------------------------------------------------------------------------------------------------
XL-ICS-50         X-Stop for Volera Excellerator (ICS) 50 users annual license                  1,061.00
--------------------------------------------------------------------------------------------------------
XL-ICS-100        X-Stop for Volera Excellerator (ICS) 100 users annual license                 2,021.00
XL-ICS-250        X-Stop for Volera Excellerator (ICS) 250 users annual license                 4,048.00
XL-ICS-500        X-Stop for Volera Excellerator (ICS) 500 users annual license                 5,328.00
XL-ICS-1000       X-Stop for Volera Excellerator (ICS) 1000 users annual license               10,128.00
XL-ICS-2500       X-Stop for Volera Excellerator (ICS) 2500 users annual license               12,667.00
XL-ICS-5000       X-Stop for Volera Excellerator (ICS) 5000 users annual license               24,444.00
XL-ICS-10000      X-Stop for Volera Excellerator (ICS) 10000 users annual license              35,789.00
XL-ICS-U          X-Stop for Volera Excellerator (ICS) Unlimited users annual license          Call>>>

X-STOP R SERIES SERVERS SOLUTION PACKAGE 500 USERS
--------------------------------------------------------------------------------
XL-R2000-500  1   X-Stop R2000 Annual License Package for 500 users     5,328.00
--------------------------------------------------------------------------------
XS-R2000      1   X-Stop R2000 Internet Access Management Server        Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 1000 USERS
-------------------------------------------------------------------------------
XL-R2000-1000  1  X-Stop R2000 Annual License Package for 1000 users   10,128.00
--------------------------------------------------------------------------------
XS-R2000       1  X-Stop R2000 Internet Access Management Serve         Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 2500 USERS
--------------------------------------------------------------------------------
XL-R2000-2500 1  X-Stop R2000 Annual License Package for 2500 users    12,667.00
--------------------------------------------------------------------------------
XS-R2000      1  X-Stop R2000 Internet Access Management Server         Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 5000 USERS
--------------------------------------------------------------------------------
XL-R2000-5000 1   X-Stop R2000 Annual License Package for 5000 users   24,444.00
--------------------------------------------------------------------------------
XS-R2000      1   X-Stop R2000 Internet Access Management Server        Included

DF3 Filtering Price List       www.df3technologies.com         Tel: 559.784.4240
                               -----------------------



X-STOP R SERIES SERVERS SOLUTION PACKAGE 10000 USERS
--------------------------------------------------------------------------------
XL-R2000-10000 1  X-Stop R2000 Annual License Package for 10000 users  35,789.00
--------------------------------------------------------------------------------
XS-R2000       1  X-Stop R2000 Internet Access Management Server        Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 25000 USERS
--------------------------------------------------------------------------------
XL-R2000-25000 1 X-Stop R2000 Annual License Package for 25000 users   78,947.00
--------------------------------------------------------------------------------
XS-R2000       2 X-Stop R2000 Internet Access Management Server         Included
XS-ER          1 Enterprise Reporter for R2000                          Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 50000 USERS
--------------------------------------------------------------------------------
XL-R2000-50000 1 X-Stop R2000 Annual License Package for 50000 users  157,895.00
--------------------------------------------------------------------------------
XS-R2000       2 X-Stop R2000 Internet Access Management Server         Included
XS-ER          1 Enterprise Reporter for R2000                          Included

X-STOP R SERIES SERVERS SOLUTION PACKAGE 50000+ USERS                   Call >>>

ADDITIONAL R2000 SERVERS
--------------------------------------------------------------------------------
XS-R2000    1   X-Stop R2000 Internet Access Manager Server            12,800.00
--------------------------------------------------------------------------------
XS-R2000L   1   X-Stop R2000L Internet Access Manager Server            7,395.00

MUDCRAWLER WHITE LIST LIBRARY UPDATE SERVICE
--------------------------------------------------------------------------------
XL-RWL X-Stop R Servers White List Annual Library update                2,400.00
--------------------------------------------------------------------------------
XL-XWL X-Stop XLM White List Annual Library update                      1,200.00

R2000 ENTERPRISE REPORTER
--------------------------------------------------------------------------------
XS-ER        1   Enterprise Reporter for R2000 (0-500 users)            3,328.00
--------------------------------------------------------------------------------
XS-ER-500    1   Enterprise Reporter for R2000 (500-2501 users)         4,439.00
XS-ER-2500   1   Enterprise Reporter for R2000 (2500-5001 users)        5,550.00
XS-ER-5000   1   Enterprise Reporter for R2000 (5001-10000 users)       8,883.00
XS-ER-10000  1   Enterprise Reporter for R2000 (10000+ users)          11,106.00

X-STOP SPAM FILTER
--------------------------------------------------------------------------------
XS-ES2000         1        X-Stop ES2000 Email/Spam filter                     -
--------------------------------------------------------------------------------
XS-ES2000-100     X-Stop ES2000 Email/Spam filter license(100 users)    4,440.00
XS-ES2000-250     X-Stop ES2000 Email/Spam filter license(250 users)    5,329.00
XS-ES2000-500     X-Stop ES2000 Email/Spam filter license(500 users)    7,556.00
XS-ES2000-1000    X-Stop ES2000 Email/Spam filter license(1000 users)  10,489.00
XS-ES2000-2500    X-Stop ES2000 Email/Spam filter license(2500 users)  13,329.00
XS-ES2000-5000    X-Stop ES2000 Email/Spam filter license(5000 users)  16,884.00

Server Upgrade
-----------------------------------------------------------------------------
XSU-SH-R6      Shadow -> R6(HD, 128mb)                                899.00
-----------------------------------------------------------------------------
XSU-SH-R2000   Shadow -> R2000(HD, 128mb, NIC)                      7,804.00
XSU-R3-R6      R3 -> R6(HD, 128mb)                                  3,700.00
XSU-R3-R2000   R3 -> R2000(HD, 128mb, NIC)                          7,804.00
XSU-R6-R2000   R6 -> R2000(HD)                                      4,104.00

Server Parts
--------------------------------------------------------------------------------
XS-HD300  X-Stop R Series Server Hard Disk Drive (30GB)                   899.00
--------------------------------------------------------------------------------
XS-NC100  X-Stop R Series Server 10/100mbps Network Interface Card        159.00
XS-NC10   X-Stop R Series Server 10mbps Network Interface Card             99.00
XS-NCTR4  X-Stop R Series Server 4/16 Token Ring Network Interface Card   389.00
XS-RM64   X-Stop R Series Server 64 MB memory                             139.00
XS-RM128  X-Stop R Series Server 128 MB memory                            199.00
XS-PS     X-Stop R Series Server Power Supply 110/220V                     99.00

DF3 Filtering Price List       www.df3technologies.com         Tel: 559.784.4240
                               -----------------------



Warranty and Support Service
--------------------------------------------------------------------------------
XS-WS1    Extended warranty, 2nd year parts warranty service       15% of  price
--------------------------------------------------------------------------------
XS-WS2    Extended warranty, 3rd year parts warranty service       20% of  price
XS-SS1    Annual technical support service contract                10% of  price
XS-SS2    Technical support/ maintenance/ installation (hourly)           175.00



================================================================================
================================================================================



               DF3's Interactive Training Products - Quest Series

Windows95
   90011 Introduction                                    $49.95
   90012 Intermediate                                    $49.95
   90013 Advanced                                        $49.95
Word95
   90031 Introduction                                    $49.95
   90032 Intermediate                                    $49.95
   90033 Advanced                                        $49.95
Excel95
   90041 Introduction                                    $49.95
   90042 Intermediate                                    $49.95
   90043 Advanced                                        $49.95
PowerPoint95
   90061 Introduction                                    $49.95
   90062 Intermediate                                    $49.95
   90063 Advanced                                        $49.95
Windows95 Espanol
   90241 Introduccion                                    $49.95
   90242 Intermedio                                      $49.95
   90243 Avanzado                                        $49.95
Word 97 Espanol
   90251 Introduccion                                    $49.95
   90252 Intermedio                                      $49.95
   90253 Avanzado                                        $49.95
Excel 97 Espanol
   90261 Introduccion                                    $49.95
   90262 Intermedio                                      $49.95
   90263 Avanzado                                        $49.95
Access 97 Espanol
   90271 Introduccion                                    $49.95
   90272 Intermedio                                      $49.95
   90273 Avanzado                                        $49.95

   90074 Office95 Integration                            $49.95
   90215 Schedule+                                       $49.95
   30089 Paradox(R)7.0 for Windows3.1                    $89.95
   90089 Paradox 7.0 for Windows95                       $89.95

90015 Windows95(R)Training Suite                         $119.95
   Introduction
   Intermediate
   Advanced

90035 Word95 Training Suite                              $119.95
   Introduction
   Intermediate
   Advanced
90045 Excel95 Training Suite                             $119.95
   Introduction
   Intermediate
   Advanced
90065 PowerPoint95 Training Suite                        $119.95
   Introduction
   Intermediate
   Advanced
90165 Microsoft(R)Office95 Basic                                       $199.95
   Windows95(R) Introduction   Word95 Introduction
   Excel95 Introduction      PowerPoint95 Introduction
   Schedule+ For Windows95   Office95 Integration
90075 Microsoft Office95 Standard                                      $409.95
   Word95 Introduction       PowerPoint95 Introduction
   Word95 Intermediate       PowerPoint95 Intermediate
   Word95 Advanced           PowerPoint95 Advanced
   Excel95 Introduction      Schedule+ For Windows95
   Excel95 Intermediate      Office95 Integration
                             Excel95 Advanced
90155 Microsoft Office95 Deluxe                                        $529.95
   Windows95 Introduction    Excel95 Introduction
   Windows95 Intermediate    Excel95 Intermediate
   Windows95 Advanced        Excel95 Advanced
   Word95 Introduction       PowerPoint95 Introduction
   Word95 Intermediate       PowerPoint95 Intermediate
   Word95 Advanced           PowerPoint95 Advanced
   Office95 Integration      Schedule+ For Windows95

               DF3's Interactive Training Products - Quest Series


Word97
   50031 Introduction                                    $49.95
   50032 Intermediate                                    $49.95
   50033 Advanced                                        $49.95
Excel97
   50041 Introduction                                    $49.95
   50042 Intermediate                                    $49.95
   50043 Advanced                                        $49.95
PowerPoint97
   50061 Introduction                                    $49.95
   50062 Intermediate                                    $49.95
   50063 Advanced                                        $49.95
Access97
   50051 Introduction                                    $49.95
   50052 Intermediate                                    $49.95
   50053 Advanced                                        $49.95

Windows98
   91011 Basic                                           $49.95
   91012 What's New                                      $49.95
   91013 Advanced                                        $49.95
   91014 Networking & Internet Working                   $49.95
91439 Surfing the Internet                               $49.95
50074 Office97 Integration                               $49.95
50293 Outlook97                                          $49.95
90309 Paradox 8.0 for Windows95                         $179.95
50035 Word97 Training Suite                             $119.95
   Introduction
   Intermediate
   Advanced
50045 Excel97 Training Suite                            $119.95
   Introduction
   Intermediate
   Advanced
50065 PowerPoint97 Training Suite                       $119.95
   Introduction
   Intermediate
   Advanced
50055 Access97 Training Suite                           $119.95
   Introduction
   Intermediate
   Advanced
50165 Microsoft(R) Office97 Basic                                       $199.95
   Windows95 Introduction                   Word97 Introduction
   Excel97 Introduction  PowerPoint97 Introduction
   Outlook97             Office97 Integration
50075 Microsoft Office97 Standard                                       $409.95
   Word97 Introduction   PowerPoint97 Introduction
   Word97 Intermediate   PowerPoint97 Intermediate
   Word97 Advanced       PowerPoint97 Advanced
   Excel97 Introduction  Outlook97
   Excel97 Intermediate  Office 97 Integration
   Excel97 Advanced
50265 Microsoft Office97 Deluxe                                         $529.95
   Windows95 Introduction                       Excel97 Introduction
   Windows95 Intermediate                       Excel97 Intermediate
   Windows95 Advanced    Excel97 Advanced
   Word97 Introduction   PowerPoint97 Introduction
   Word97 Intermediate   PowerPoint97 Intermediate
   Word97 Advanced       PowerPoint97 Advanced
   Outlook97             Office97 Integration
50275 Microsoft Office Deluxe Professional                              $649.95
   Windows95 Introduction  Excel97 Introduction   Access97 Introduction
   Windows95 Intermediate  Excel97 Intermediate   Access97 Intermediate
   Windows95 Advanced      Excel97 Advanced       Access97 Advanced
   Word97 Introduction     PowerPoint97 IntroductionOffice97 Integration
   Word97 Intermediate     PowerPoint97 Intermediate   Outlook 97
   Word97 Advanced         PowerPoint97 Advanced
Windows98 Espanol
   91283 Introduccion                                    $49.95
   91281 Avanzado                                        $49.95

               DF3's Interactive Training Products - Quest Series


Microsoft(R)Word2000
   00200 Introduction                                    $49.95
   00201 Intermediate                                    $49.95
   00202 Advanced                                        $49.95

Microsoft(R)Excel2000
   00300 Introduction                                    $49.95
   00301 Intermediate                                    $49.95
   00302 Advanced                                        $49.95

Microsoft(R)PowerPoint2000
   00500 Introduction                                    $49.95
   00501 Intermediate                                    $49.95
   00502 Advanced                                        $49.95

Microsoft(R)Access2000
   00400 Introduction                                    $49.95
   00401 Intermediate                                    $49.95
   00402 Advanced                                        $49.95

Microsoft(R) Outlook2000
   00603 Vol. 1 and Vol. 2 (2CD's)                       $79.95

NEW Microsoft(R) FrontPage2000
   00703 Vol. 1 and Vol. 2 (2CD's)                       $99.95

NEW Microsoft(R) Project98
   02703 Vol. 1 and Vol. 2 (2CD's)                       $99.95

00204 Word2000 Training Suite                           $119.95
   Introduction
   Intermediate
   Advanced
00304 Excel2000 Training Suite                          $119.95
   Introduction
   Intermediate
   Advanced
00504 PowerPoint2000 Training Suite                     $119.95
   Introduction
   Intermediate
   Advanced
00404 Access2000 Training Suite                         $119.95
   Introduction
   Intermediate
   Advanced

00112 Microsoft(R)Office2000 Standard                               $409.95
   Word2000 Introduction     PowerPoint2000 Introduction
   Word2000 Intermediate     PowerPoint2000 Intermediate
   Word2000 Advanced         PowerPoint2000 Advanced
   Excel2000 Introduction    Outlook2000 (2 CD's)
   Excel2000 Intermediate
                             Excel2000 Advanced

00115 Microsoft(R)Office2000 Professional                           $529.95
   Word2000 Introduction     PowerPoint2000 Intermediate
   Word2000 Intermediate     PowerPoint2000 Advanced
   Word2000 Advanced         Access2000 Introduction
   Excel2000 Introduction    Access2000 Intermediate
   Excel2000 Intermediate    Access2000 Advanced
                             Excel2000 AdvancedOutlook2000 (2 CD's)
   PowerPoint2000 Introduction

00119 Microsoft(R)Office2000 Deluxe Professional                    $689.95
   Windows98 Basic           Excel2000 Advanced
   Windows98 Advanced        PowerPoint2000 Introduction
   Windows98 What's New      PowerPoint2000 Intermediate
   Windows98 Net & Internet  PowerPoint2000 Advanced
   Word2000 Introduction     Access2000 Introduction
   Word2000 Intermediate     Access2000 Intermediate
   Word2000 Advanced         Access2000 Advanced
   Excel2000 Introduction    Outlook2000 (2CD's)
   Excel2000 Introduction

               DF3's Interactive Training Products - Quest Series



WordPerfect(R)9 (WordPerfect Office2000)
   01000 Introduction                                    $49.95
   01001 Intermediate                                    $49.95
   01002 Advanced                                        $49.95

QuattroPro(R)9 (WordPerfect Office2000)
   01300 Introduction                                    $49.95
   01301 Intermediate                                    $49.95
   01302 Advanced                                        $49.95

Presentations(R)9 (WordPerfect Office2000)
   01400 Introduction                                    $49.95
   01401 Intermediate                                    $49.95
   01402 Advanced                                        $49.95

01103 Paradox(R)9 (WordPerfect Office2000)
   Vol. 1 and Vol. 2 (2CD's)                             $179.95

20804 Paradox(R) 9 & ObjectPAL
   Paradox 9 Vol. 1, Vol.2 & ObjectPAL(3CD's]            $239.95

01603 Corel Photo-Paint(R) 9
   Coming Soon                                           $  N/A

01004 WordPerfect(R)9 (WordPerfect Office2000) Training Suite         $119.95
   Introduction
   Intermediate
   Advanced

01304 QuattroPro(R)9 (WordPerfect Office2000) Training Suite          $119.95
   Introduction
   Intermediate
   Advanced

01404 Presentations(R)9 (WordPerfect Office2000) Training Suite       $119.95
   Introduction
   Intermediate
   Advanced

01010 Corel(R) WordPerfect Office2000 Standard                        $334.95
   WordPerfect 9 Introduction                   Presentations9 Introduction
   WordPerfect 9 Intermediate  Presentations9 Intermediate
   WordPerfect9 Advanced       Presentations9 Advanced
   QuattroPro9 Introduction
    QuattroPro9 Intermediate
   QuattroPro9 Advanced

01012 Corel(R) WordPerfect Office2000 Professional $469.95 WordPerfect 9
   Introduction Presentations9 Introduction WordPerfect 9 Intermediate Presentations9 Intermediate WordPerfect 9 Advanced Presentations9 Advanced QuattroPro 9 Introduction Paradox 9 (2 CD's) QuattroPro9 Intermediate QuattroPro9 Advanced

01016 Corel(R)WordPerfect Office2000 Deluxe Professional              $619.95
   Windows98 Introduction                       QuattroPro 9 Introduction
   Windows98 Advanced          QuattroPro 9 Intermediate
   Windows98 What's New        QuattroPro9 Advanced
   Windows98 Net & Internet                     Presentations9 Introduction
   WordPerfect 9 Introduction                   Presentations9 Intermediate
   WordPerfect 9 Intermediate  Presentations9 Advanced
   WordPerfect 9 Advanced                       Paradox 9 (2 CD's)

NEW Microsoft(R)Windows2000
   02600 Basic                                           $49.95
   02602 Advanced                                        $49.95
   02601 Net & Internet Working                          $49.95

NEW 02604 Microsoft(R)Windows2000 Training Suite      $119.95

               DF3's Interactive Training Products - Quest Series


NEW Adobe(R)Photoshop5.5
   03200 Basic                                           $49.95
   03201 Intermediate                                    $49.95
   03202 Advanced                                        $49.95

NEW Adobe(R)PageMaker6.5
   03700 Basic                                           $49.95
   03701 Intermediate                                    $49.95
   03702 Advanced                                        $49.95

NEW Adobe(R)Illustrator7.0
   03900 Basic                                           $49.95
   03901 Intermediate                                    $49.95
   03902 Advanced                                        $49.95

NEW Adobe(R)ImageReady
   04000 Level 1                                         $49.95
   04001 Level 2                                         $49.95

NEW Corel(R)Draw9
   02900 Volume 1                                        $49.95
   02901 Volume 2                                        $49.95
   02902 Volume 3                                        $49.95
   02903 Volume 4                                        $49.95

NEW Corel(R) Paradox 9 Object PAL
   02800 Object PAL                                      $79.95

NEW Netscape Communicator 4.7
   03400 Netscape Navigator 4.7                          $49.95

NEW Microsoft Internet Explorer 5
   03500 MS Internet Explorer 5                          $49.95

NEW HTML / DHTML
   03300 Introduction to HTML / DHTML                    $79.95

NEW Corel(R)Central
   03100 Corel(R)Central                                 $49.95

NEW 03204 Adobe(R)Photoshop5.5 Suite                     $119.95
   Basic
   Intermediate
   Advanced

NEW 03704 Adobe(R)PageMaker 6.5 Suite                    $119.95
   Basic
   Intermediate
   Advanced

NEW 03904 Adobe(R)Illustrator 7.0 Suite                  $119.95
   Basic
   Intermediate
   Advanced

NEW 04003 Adobe(R)ImageReady Suite                       $89.95
   Basic
   Intermediate
   Advanced

NEW 04100 Adobe(R)Deluxe Suite                           $89.95
   Photoshop 5.5 Basic                            Illustrator 7.0 Basic
   Photoshop 5.5 Intermediate                     Illustrator 7.0 Intermediate
   Photoshop 5.5 Advanced                         lllustrator 7.0 Advanced
   PageMaker 6.5 Basic                            ImageReady Level 1
   PageMaker 6.5 Intermediate                     ImageReady Level 2
   PageMaker 6.5 Advanced

NEW 02905 Corel(R)Draw9 Suite                             $199.95
   Volume 1
   Volume 2
   Volume 3
   Volume 4

               DF3's Interactive Training Products - Quest Series


NEW Lotus(R)Word Pro 97
   03800 Basic                                           $49.95
   03801 Intermediate                                    $49.95
   03802 Advanced                                        $49.95

NEW Lotus(R)1-2-3 97
   03000 Basic                                           $49.95
   03001 Intermediate                                    $49.95
   03002 Advanced                                        $49.95

NEW Lotus(R)Freelance Graphics 97
   04300 Basic                                           $49.95
   04301 Intermediate                                    $49.95
   04302 Advanced                                        $49.95

NEW Lotus(R)Approach 97
   04400 Basic                                           $49.95
   04401 Intermediate                                    $49.95
   04402 Advanced                                        $49.95

NEW Lotus(R) Mail
   04500 Lotus Mail                                      $49.95

NEW Lotus(R) Organizer
   04600 Lotus Organizer                                 $49.95

NEW 03004 Lotus(R)1-2-3 Suite                               N/A
   Basic
   Intermediate
   Advanced

NEW 03804 Lotus(R)Word Pro 97 Suite                      $119.95
   Basic
   Intermediate
    Advanced

NEW 03004 Lotus(R)1-2-3 97 Suite                         $119.95
   Basic
   Intermediate
    Advanced

NEW 04304 Lotus(R)Freelance Graphics 97 Suite            $119.95
   Basic
   Intermediate
    Advanced

NEW 03004 Lotus(R)Approach 97 Suite                      $119.95
   Basic
   Intermediate
    Advanced

NEW 04712 Lotus(R)SmartSuite 97 Standard                               $409.95
   Word Pro 97 Basic           Freelance Graphics 97 Basic
   Word Pro 97 Intermediate    Freelance Graphics 97 Intermediate
   Word Pro 97 Advanced        Freelance Graphics 97 Advanced
   1-2-3 97 Basic              Lotus Mail
   1-2-3 97 Intermediate       Lotus Organizer
   1-2-3 97 Advanced

NEW 04715 Lotus(R)SmartSuite 97 Professional                           $529.95
   Word Pro 97 Basic           Freelance Graphics 97 Basic
   Word Pro 97 Intermediate    Freelance Graphics 97 Intermediate
   Word Pro 97 Advanced        Freelance Graphics 97 Advanced
   1-2-3 97 Basic              Approach 97 Basic
   1-2-3 97 Intermediate       Approach 97 Intermediate
   1-2-3 97 Advanced           Approach 97 Advanced
   Lotus Mail                  Lotus Organizer

NEW 04718 Lotus(R)SmartSuite 97 Deluxe Professional                    $649.95

               DF3's Interactive Training Products - Quest Series


NEW Windows 2000 Server
   03600 Volume 1                                        $69.95
   03601 Volume 2                                        $69.95
   03602 Volume 3                                        $69.95
   03603 Volume 4                                        $69.95
   03604 Volume 5                                        $69.95
   03605 Volume 6                                        $69.95

NEW Microsoft(R) PhotoDraw2000
   00900 Basic                                           $49.95
   00902 Advanced                                        $49.95

NEW Microsoft(R) Publisher2000
   00803 Publisher2000                                   $49.95

NEW 03607 Windows 2000 Server Suite                     $349.95
   Level 1                     Level 4
   Level 2                     Level 5
   Level 3                     Level 6

NEW Oracle8i DBA
   04200 Level 1                                         $69.95
   04201 Level 2                                         $69.95
   04202 Level 3                                         $69.95
   04203 Level 4                                         $69.95

NEW Oracle8i Developer/2000 Forms
   04204 Level 1                                         $69.95
   04205 Level 2                                         $69.95
   04206 Level 3                                         $69.95

NEW Oracle8i PL/ SQL
   04207 Oracle8I PL/SQL                                 $69.95

NEW Oracle8i SQL*Plus
   04208 Level 1                                         $69.95
   04209 Level 2                                         $69.95

NEW Oracle8i SQLJ
   04210 Oracle8i SQLJ                                   $69.95

NEW Oracle8i Reports
   04211 Oracle8i Reports                                $69.95

NEW Oracle8i Graphics
   04212 Oracle8i Graphics                               $69.95

NEW 04213 Oracle8i DBA Suite                            $249.95
   Level 1
   Level 2
   Level 3
   Level 4

NEW 04214 Oracle8i SQL Suite                            $249.95
   SQL*Plus Level 1
   SQL*Plus Level 2
   PL/SQL
   SQLJ

NEW 04215 Oracle8i Developer/2000 Suite                 $189.95
   Level 1
   Level 2
   Level 3


NEW 04216 Oracle8i Professional Suite                   $749.95
   DBA Level 1                 PL/SQL
   DBA Level 2                 SQL*Plus Level 1
   DBA Level 3                 SQL*Plus Level 2
   DBA Level 4                 SQLJ
   Developer/2000 Forms Level 1Oracle Reports
   Developer/2000 Forms Level 2Oracle Graphics
   Developer/2000 Forms Level 3

               DF3's Interactive Training Products - Quest Series


                                  Coming Soon

On average, 10 new tutorials are developed per month. Currently, titles are under production for:


Visual Basic 6.0

                                      C++
                                      MCSE
                                      CNE
                                  Lotus Domino
                                   Lotus Notes
                                  Lotus Script
                                Macromedia Flash
                                       ASP